UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2007

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia	30091-5625
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Not applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Immucor, Inc. (the “Company’) issued a press release on October 26, 2007 announcing that on October 12, 2007, the Company received a letter from the Federal Trade Commission (“FTC”) requesting that the Company voluntarily provide certain documents and information to the FTC concerning three acquisitions made by the Company in the period from 1996 through 1999, and concerning the Company’s product pricing activities since then. The letter states that the request is part of a non-public investigation by the FTC of whether the Company violated federal antitrust laws or engaged in unfair methods of competition through those acquisitions, and whether the Company or others engaged in unfair methods of competition by restricting price competition.

The press release is furnished with this Current Report as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits

(d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated October 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date: October 30, 2007	By:	/s/ Philip H. Moïse
Philip H. Moise
Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated October 26, 2007